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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

    Date of Report (Date of earliest event reported)   January 13, 2000
                                                       ----------------




                           PACER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



                       Commission file number 333-85041


            Tennessee                                         62-0935669
    ---------------------------                               ----------
   (State or other jurisdiction                           (I.R.S. employer
       of incorporation)                                 identification no.)


                          1340 Treat Blvd., Suite 200
                            Walnut Creek, CA 94596
                        Telephone Number (800) 225-4222
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the terms of the Asset Purchase Agreement dated as of December 31, 1999, as amended (the "Purchase Agreement"), among Conex Acquisition
                           ------------------
Corporation, a Delaware corporation ("Acquisition Corp."), Conex Global
                                      ----------------
Logistics Services, Inc., a California corporation ("Conex"), MSL Transportation
                                                     -----
Group, Inc., a California corporation ("MSL"), Jupiter Freight, Inc., a
                                        ---
California corporation ("Jupiter"), and certain other persons identified on the
                         -------
signature page thereto, Acquisition Corp. acquired substantially all of the assets, and assumed certain specified liabilities, of Conex, MSL and Jupiter. Acquisition Corp. is a wholly-owned subsidiary of Pacer International, Inc., a Tennessee corporation ("Pacer"). Conex, MSL and Jupiter employ approximately 200
                        -----
persons and provide intermodal freight transportation, cartage, transloading and warehousing services in the following locations: Los Angeles, California; San Diego, California; Calexico, California; Seattle, Washington; and Atlanta, Georgia. The Acquired Assets (as defined in the Purchase Agreement) will be employed in substantially the same manner as used by Conex, MSL and Jupiter in their respective businesses prior to the acquisition. Certain top senior executives at Conex have executed multi-year employment and/or consulting agreements with Acquisition Corp. in order to assist in the assimilation and management of the Conex, MSL and Jupiter businesses into Pacer's operations.

      In consideration for the Acquired Assets, Acquisition Corp. assumed the Assumed Obligations (as defined in the Purchase Agreement) and collectively paid Conex, MSL and Jupiter approximately $25,000,000 in cash, issued Conex an 8.0% contingent note in the aggregate principal amount of $5,000,000 and issued Conex 300,000 shares of common stock of Pacer. The cash portion and the miscellaneous closing fees and expenses were funded with excess cash and borrowings under the Credit Agreement dated as of May 28, 1999 (the "Credit Agreement"), among Pacer,
                                                ----------------
Credit Suisse First Boston, Morgan Stanley Senior Funding, Inc., Bankers Trust Company ("BT") and the other persons identified on the signature page thereto.
          --
Upon execution of the Subsidiary Assumption Agreement dated January 13, 2000, among Pacer, Acquisition Corp. and BT, Acquisition Corp. became a guarantor of the obligations under the Credit Agreement.

      Acquisition Corp. will execute a supplement to the Indenture dated May 28, 1999, among Pacer, the guarantors named therein and Wilmington Trust Company, resulting in Acquisition Corp. becoming a guarantor of Pacer's obligations thereunder.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The financial statements required by Rule 3.05(b) of Regulation S-X will be filed as soon as they are available, but not later than March 28,2000.

The pro forma financial information required by Article 11 of Regulation S-X will be filed as soon as it is available, but not later than March 28, 2000.

*2.1 Asset Purchase Agreement dated as of December 31, 1999 (the "Asset Purchase Agreement"), by and among Conex Acquisition Corporation, a Delaware corporation, Conex Global Logistics Services, Inc., a California corporation, MSL Transportation, Inc., a California corporation, Jupiter Freight, Inc., a California corporation, The Michael W. Keller Living Trust, The Uchida Family Trust, Michael Keller, and Shigehiro Uchida.

*2.2 Amendment dated January 12, 2000 to the Asset Purchase Agreement.

*99.1 Press Release of Pacer International, Inc. dated January 14, 2000.

------------------
*Filed herewith

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PACER INTERNATIONAL, INC.


Date: January 25, 2000
      ----------------
                                             By:     /s/ L.C. Yarberry
                                                  ---------------------------
                                                         L.C. Yarberry
                                                   Vice President - Finance
                                                  (Principal Financial Officer)

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
------


*2.1   Asset Purchase Agreement dated as of December 31, 1999 (the "Asset
Purchase Agreement"), by and among Conex Acquisition Corporation, a Delaware corporation, Conex Global Logistics Services, Inc., a California corporation, MSL Transportation, Inc., a California corporation, Jupiter Freight, Inc., a California corporation, The Michael W. Keller Living Trust, The Uchida Family Trust, Michael Keller and Shigehiro Uchida.

*2.2   Amendment dated January 12, 2000 to the Asset Purchase Agreement.

*99.1  Press Release of Pacer International, Inc. dated January 14, 2000.

____________________ *Filed herewith

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